                                                                  EXHIBIT 10.1.3

                   SECOND AMENDMENT TO PARTICIPATION AGREEMENT


        THIS SECOND AMENDMENT TO PARTICIPATION AGREEMENT (this "Amendment"), dated as of September 26, 1997, is entered into by and among:

               (1) NOVELLUS SYSTEMS, INC., a California corporation ("Lessee");

               (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lessor");

               (3) Each of the financial institutions listed in Schedule I to the Participation Agreement referred to in Recital A below (collectively, the "Participants"); and

               (4) ABN AMRO BANK, N.V., acting through its San Francisco International Branch, as agent for the Participants (in such capacity, "Agent").


                                    RECITALS

        A. Lessee, Lessor, the Participants and Agent are parties to a Participation Agreement dated as of June 9, 1997, as amended by a letter agreement dated as of June 20, 1997 and a First Amendment to Participation Agreement dated as of August 28, 1997 (as so amended, the "Participation Agreement").

        B. Lessee has requested Lessor, the Participants and Agent to amend the Participation Agreement to increase the 364-Day Commitment and the Total Commitment and to make certain other changes.

        C. Lessor, the Participants and Agent are willing so to amend the Participation Agreement upon the terms and subject to the conditions set forth below.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessee, Lessor, the Participants and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENTS TO PARTICIPATION AGREEMENT. Subject to the satisfaction of the conditions set forth in paragraph 4 below, the Participation Agreement is hereby amended as follows:

                     (a) Subparagraph 2.01(b) is amended by changing the date
              "June 9, 1999" appearing in clause (iv)(A) thereof to "June 7, 1998".

                      (b) Subparagraph 2.01(c) is amended in its entirety as
               ollows:

                      (c) Advance Limitations. The advances made by Lessor to
               purchase property under the Facilities (collectively, the "Acquisition Advances") and the Improvement/Expense Advances made by Lessor under Facility 2 (the Acquisition Advances and the Improvement/Expense Advances to be referred to collectively as the "Advances") shall be subject to the following limitations:

                             (i) The aggregate amount of all Acquisition
                      Advances made by Lessor under Facility 1 on account of all Facility 1 Property shall not exceed the sum of all Facility 1 Expiration Date Appraisals for such property;

                             (ii) The aggregate amount of all Advances made by
                      Lessor under Facility 2 on account of all Facility 2 Property shall not exceed the sum of all Facility 2 Expiration Date Appraisals for such property;

                             (iii) The aggregate amount of all Acquisition
                      Advances made by Lessor under Facility 1 on account of all Facility 1 Property shall not exceed $25,000,000;

                             (iv) The aggregate amount of all Advances made by
                      Lessor under Facility 2 on account of all Facility 2 Property shall not exceed $145,000,000;

                             (v) The aggregate amount of all Advances made
                      during the period commencing on the date of this Agreement and ending on the date 364 days thereafter (the "364-Day Commitment Termination Date") shall not exceed One Hundred Sixty-Five Million Dollars ($165,000,000) (the "364-Day Commitment"); and

                             (vi) The aggregate amount of all Advances made
                      during the period commencing on the date of this Agreement and ending on the Commitment Termination Date (such period to be referred to as the

                      "Commitment Period") shall not exceed One Hundred Sixty-Five Million Dollars ($165,000,000) (the "Total Commitment").

               Of the Total Commitment, Zero Dollars ($0) (the "Two-Year Commitment") is available after the 364-Day Commitment Termination Date. Each Advance under Facility 2 shall consist of a Tranche A Portion and a Tranche B Portion.

               (c) Subparagraph 2.11(a) is amended by changing clause (ii) thereof to read in its entirety as follows:

                      (ii) In addition to the Property Collateral for each
               Facility, the Lessee Obligations under each Facility may be secured, at Lessee's election, by a Cash Collateral Agreement in the form of Exhibit I, duly executed by Lessee (the "Cash Collateral Agreement") , and Cash Collateral delivered to Agent or Participants pursuant to the Cash Collateral Agreement. If Lessee elects to deliver any Cash Collateral pursuant to the Cash Collateral Agreement to decrease the Applicable Margin for the LIBOR Rental Rate under a Lease Agreement, Lessee shall deliver to Agent, five (5) Business Days' prior to the delivery of such Cash Collateral, notice of such election and an opinion of its counsel in form and substance reasonably satisfactory to Lessor regarding the Cash Collateral Agreement and such Cash Collateral and shall deliver such Cash Collateral only on a Scheduled Rent Payment Date under the applicable Lease Agreement. Lessee may withdraw any Cash Collateral held pursuant to the Cash Collateral Agreement only as provided in the Cash Collateral Agreement.

               (d) Subparagraph 4.03(a) is amended by changing the word "state" appearing in clause (i) thereof to "jurisdiction".

               (e) Schedule II is amended to read in its entirety as set forth in Attachment 1 hereto.

               (f) Schedule 1.01 is amended by changing the definitions of "Applicable Margin" and "Cash Collateral" set forth therein to read in their entirety as follows:

               "Applicable Margin" shall mean, with respect to either Facility:

                      (a) No Cash Collateral. During any period when Agent does
               not have, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in any Cash Collateral securing the Lessee Obligations under such Facility:

                             (i) The per annum margin which is determined
                      pursuant to the Pricing Grid and added to the LIBO Rate with respect to the LIBOR Rental Rate under the applicable Lease Agreement; or

                             (ii) Zero percent (0%) per annum with respect to
                      the Alternate Rental Rate under the applicable Lease Agreement;

                      (b) Full Cash Collateral. During any period when Agent
               has, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in Cash Collateral that secures the Lessee Obligations under such Facility and has a value equal to or greater than the full Outstanding Lease Amount under such Facility:

                             (i) Twenty-five hundredths of one percent (0.25%)
                      per annum with respect to the LIBOR Rental Rate under the applicable Lease Agreement; or

                             (ii) Zero percent (0%) per annum with respect to
                      the Alternate Rental Rate under the applicable Lease Agreement; or

                      (c) Partial Cash Collateral. During any period when Agent
               has, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in Cash Collateral that secures the Lessee Obligations under such Facility but has a value less than the full Outstanding Lease Amount under such
               Facility:

                             (i) The per annum margin equal to the sum of the
                      following with respect to the LIBOR Rental Rate under the applicable Lease Agreement:

                                    (A) The product of (1) the per annum margin
                             that would apply pursuant to clause (a)(i) above times (2) a fraction, the numerator of which is the remainder of the Outstanding Lease Amount under such Facility minus the value of the Cash Collateral for such Facility and the denominator of which is the Outstanding Lease Amount under such Facility; plus

                                    (B) The product of (1) the per annum margin
                             that would apply pursuant to clause (b)(i) above times (2) a fraction, the numerator of which is the value of the Cash Collateral for such Facility and the denominator of which is the Outstanding Lease Amount under such Facility; or

                             (ii) Zero percent (0%) per annum with respect to
                      the Alternate Rental Rate under the applicable Lease Agreement;

               provided, however, that each Applicable Margin set forth in subparagraphs (a), (b) and (c) of this definition shall be increased by two percent (2.0%) on the date an Event of Default occurs and shall continue at such increased rate unless and until such Event of Default is waived in accordance with the Operative Documents.

                      "Cash Collateral" shall mean United States Treasury
               Securities and deposit accounts held or maintained by Agent and Participants to the extent such securities and accounts are held and maintained in accordance with the Cash Collateral Agreement and Lessor has a first priority perfected security interest therein securing the Lessee Obligations under one of the Facilities.

        3. REPRESENTATIONS AND WARRANTIES. Lessee hereby represents and warrants to Agent and the Participants that the following are true and correct on the date of this Amendment and that, after giving effect to the amendments set forth in paragraph 2 above, the following will be true and correct on the Effective Date (as defined below):

               (a) The representations and warranties of Lessee set forth in Paragraph 4.01 of the Participation Agreement and in the other Operative Documents are true and correct in all material respects as if made on such date (except for representations and warranties expressly made as of a specified date, which shall be true as of such date);

               (b) No Default has occurred and is continuing; and

               (c) All of the Operative Documents are in full force and effect.

(Without limiting the scope of the term "Operative Documents," Lessee expressly acknowledges in making the representations and warranties set forth in this paragraph 3 that, on and after the date hereof, such term includes this Amendment.)

        4. EFFECTIVE DATE. The amendments effected by paragraph 2 above shall become effective on September 26, 1997 (the "Effective Date"), subject to receipt by Lessor, Agent and the Participants on or prior to the Effective Date of the following, each in form and substance satisfactory to Agent, the Participants and their respective counsel:

               (a) This Amendment duly executed by Lessor, Lessee, each Participant and Agent;

               (b) A First Amendment to Cash Collateral Agreement in the form of Attachment 2 hereto, dated the Effective Date and duly executed by Lessee, Lessor and Agent;

               (c) A favorable written opinion of Morrison & Foerster, counsel to Lessee, dated the Effective Date, addressed to Lessor and Agent, for the benefit of Agent and the Participants, and covering such legal matters as Agent may reasonably request;

               (d) An appropriately completed Assignment Agreement that provides for (i) the assignment by ABN AMRO as the Assignor Participant to Assignee Participants acceptable to ABN AMRO of Proportionate Shares totaling not less than eighty-eight percent (88%) and (ii) an Assignment Effective

        Date that is the same date as the Effective Date, duly executed by ABN AMRO, each such Assignee Participant, Lessee, Lessor and Agent;

               (e) An appropriately completed "Assignment Agreement" under the Related Credit Agreement that provides for comparable assignments under the Related Credit Agreement to the same Assignee Participants, duly executed by the appropriate parties;

               (f) Funding by each such Assignee Participant of its required pro rata share under both the Participation Agreement and the Related Credit Agreement on the Effective Date; and

               (g) Such other evidence as Lessor, Agent or any Participant may reasonably request to establish the accuracy and completeness of the representations and warranties and the compliance with the terms and conditions contained in this Amendment and the other Operative Documents.

        5. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Participation Agreement shall mean the Participation Agreement as amended hereby. Except as specifically amended above, (a) the Participation Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Participation Agreement or any other Operative Document.

        6. MISCELLANEOUS.

               (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.

                          [The signature page follows.]

        IN WITNESS WHEREOF, Lessee, Lessor, Agent and the Participants have caused this Amendment to be executed as of the day and year first above written.


LESSEE:                      NOVELLUS SYSTEMS, INC.


                                    By:_________________________________
                                         Name:____________________________
                                         Title:_____________________________


LESSOR:                      LEASE PLAN NORTH AMERICA, INC.


                                    By:_________________________________
                                         Name:____________________________
                                         Title:_____________________________


AGENT:                       ABN AMRO BANK, N.V.


                                    By:_________________________________
                                         Name:____________________________
                                         Title:_____________________________


                                    By:_________________________________
                                         Name:____________________________
                                         Title:_____________________________


PARTICIPANT:                 ABN AMRO BANK, N.V.


                                    By:_________________________________
                                         Name:____________________________
                                         Title:_____________________________

                                    By:_________________________________
                                         Name:____________________________
                                         Title:_____________________________

                                  ATTACHMENT 1

                                   SCHEDULE II

                                  PRICING GRID

    (For LIBOR Rental Rate under each Facility, when no Cash Collateral for such Facility)

         FUNDED
      INDEBTEDNESS/          PRICING                  APPLICABLE MARGIN
        EBITDA                PERIOD                        FOR
         RATIO 1/             LEVEL                   LIBOR RENTAL RATE
      ------------           -------                  -----------------
       </=0.90                  1                            0.550%

         >0.90,
         <1.40                  2                            0.750%

       >/=1.40                  3                            0.950%


1/      For a consecutive two-quarter period, annualized.


                                   EXPLANATION

1. During any period when Agent does not have, in accordance with the Cash Collateral Agreement, a first priority perfected security interest in any Cash Collateral for a Facility, the Applicable Margin with respect to the LIBOR Rental Rate for such Facility will be set for each Pricing Period and will vary depending upon whether such period is a Level 1 Period, a Level 2 Period, or a Level 3 Period.

2. The first Pricing Period, which commences on the date of this Agreement and ends on March 31, 1998, will be a Level 2 Period.

3. The second pricing period, which commences on April 1, 1998 and ends on May 31, 1998, will be a Level 1 Period, a Level 2 Period, or a Level 3 Period depending upon Lessee's annualized Funded Indebtedness/EBITDA Ratio for the consecutive two-fiscal quarter period ending on December 31, 1997.

4. Each Pricing Period thereafter will be a Level 1 Period, a Level 2 Period, or a Level 3 Period depending upon Lessee's annualized Funded Indebtedness/EBITDA Ratio for the most recent consecutive two-fiscal quarter period ending prior to the first day of such Pricing Period.

5.      Examples:

                                       1-1

        (a) Lessee's annualized Funded Indebtedness/EBITDA Ratio is 1.75 for the consecutive two-fiscal quarter period ending on December 31, 1997. The Pricing Period of April 1, 1998 - May 31, 1998 will be a Level 3 Period.

        (b) Lessee's annualized Funded Indebtedness/EBITDA Ratio is 0.75 for the consecutive two-fiscal quarter period ending on March 31, 1998. The Pricing Period of June 1, 1998 - August 31, 1998 will be a Level 1 Period.


                                       1-2

                                  ATTACHMENT 2

                  FIRST AMENDMENT TO CASH COLLATERAL AGREEMENT


        THIS FIRST AMENDMENT TO CASH COLLATERAL AGREEMENT (this "Amendment"), dated as of September 26, 1997, is entered into by and among:

               (1) NOVELLUS SYSTEMS, INC., a California corporation ("Lessee");

               (2) LEASE PLAN NORTH AMERICA, INC., an Illinois corporation ("Lessor"); AND

               (3) ABN AMRO BANK N.V., acting through its San Francisco International Branch, as agent for the Participants under the Participation Agreement referred to in Recital A below (in such capacity, "Agent").


                                    RECITALS

        A. Lessee, Lessor, the Participants and Agent are parties to a Participation Agreement dated as of June 9, 1997, as amended by a letter agreement dated as of June 20, 1997 and a First Amendment to Participation Agreement dated as of August 28, 1997 (as so amended, the "Participation Agreement"). In connection with the Participation Agreement, Lessee, Lessor and Agent executed, among other agreements, a Cash Collateral Agreement dated as of June 9, 1997 (the "Cash Collateral Agreement.)

        B. Lessee has requested Lessor, the Participants and Agent to amend the Participation Agreement to increase the 364-Day Commitment and the Total Commitment and to make certain other changes to the Participation Agreement and the Cash Collateral Agreement.

        C. Pursuant to a Second Amendment to Participation Agreement dated as of September 26, 1997 (the "Second Amendment to Participation Agreement"), Lessor, the Participants and Agent have agreed so to amend the Participation Agreement upon the terms and subject to the conditions set forth in the Second Amendment, including the execution and delivery by Lessee of this Amendment amending the Cash Collateral Agreement.


                                    AGREEMENT

        NOW, THEREFORE, in consideration of the above recitals and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, Lessor, Lessee, the Participants and Agent hereby agree as follows:

        1. DEFINITIONS, INTERPRETATION. All capitalized terms defined above and elsewhere in this Amendment shall be used herein as so defined. Unless otherwise defined herein, all other


                                       2-1
capitalized terms used herein shall have the respective meanings given to those terms in Schedule 1.01 to the Participation Agreement, as amended by this Amendment. The rules of construction set forth in Schedule 1.02 to the Participation Agreement shall, to the extent not inconsistent with the terms of this Amendment, apply to this Amendment and are hereby incorporated by reference.

        2. AMENDMENTS TO CASH COLLATERAL AGREEMENT. Subject to the satisfaction of the conditions set forth in paragraph 4 of the Second Amendment to Participation Agreement, the Participation Agreement is hereby amended as follows:

               (a) Paragraph 2.01 is amended to read in its entirety as follows:

                      2.01. Grant of Security Interest. As security for the
               Lessee Obligations, Lessee hereby pledges and assigns to Lessor (for the ratable benefit of the Lessor Parties) and grants to Lessor (for the ratable benefit of the Lessor Parties) a security interest in all right, title and interest of Lessee in and to the following property, whether now owned or hereafter acquired (collectively and severally, the "Cash Collateral"):

                             (a) Securities Accounts. All securities accounts
                      established by Lessee with any Depositary Bank or maintained by any Depositary Bank for the account or credit of Lessee (including without limitation all such accounts described in each Notice of Security Interest in the form of Exhibit B (a "Notice of Security Interest") delivered by Lessee and Lessor to a Depositary Bank); all securities (including United States Treasury Securities) maintained in or credited to such accounts; all other financial assets and property maintained in or credited to such accounts; all documents, instruments and agreements evidencing the foregoing; all extensions, renewals, modifications and replacements of the foregoing; all interest and other amounts payable in connection therewith; and all security entitlements and other rights of Lessee with respect to the foregoing (collectively, the "Securities Accounts");

                             (b) Deposit Accounts. All deposit accounts
                      established by Lessee with any Depositary Bank or maintained by any Depositary Bank for the account or credit of Lessee (including without limitation all such accounts described in each Notice of Security Interest delivered by Lessee and Lessor to a Depositary Bank); all certificates of deposit issued by any Depositary Bank for the account or credit of Lessee (including without limitation all such certificates of deposit described in each Notice of Security Interest delivered by Lessee and Lessor to a Depositary Bank); all cash and other property maintained in or credited to such accounts and certificates of deposit; all documents, instruments and agreements evidencing the foregoing; all extensions, renewals, modifications and replacements of the foregoing; all interest and other


                                       2-2
                      amounts payable in connection therewith; and all other rights of Lessee with respect to the foregoing (collectively, the "Deposit Accounts");

                             (c) Proceeds. All proceeds of the foregoing
                      (including, without limitation, whatever is receivable or received when Cash Collateral or proceeds is sold, collected, exchanged, returned, substituted or otherwise disposed of, whether such disposition is voluntary or involuntary, including rights to payment and return premiums and insurance proceeds under insurance with respect to any Cash Collateral, and all rights to payment with respect to any cause of action affecting or relating to the Cash Collateral);

               Provided, however, that (i) Securities Accounts and Deposit Accounts designated in the Notice(s) of Security Interest therefor as security for Facility 1 and all Cash Collateral relating to such Securities Accounts and Deposit Accounts shall secure only the Lessee Obligations under Facility 1 and (ii) Securities Accounts and Deposit Accounts designated in the Notice(s) of Security Interest therefor as security for Facility 2 and all Cash Collateral relating to such Securities Accounts and Deposit Accounts shall secure only the Lessee Obligations under Facility 2. The parties hereto do not intend for the Cash Collateral to constitute advance payment of any of the Lessee Obligations or liquidated damages nor do the parties intend for the Cash Collateral to increase the Lessee Obligations. Without limiting the generality of the foregoing, the parties acknowledge and agree that, upon the exercise by Lessee of the Marketing Option in accordance with the Purchase Agreements, the Lessee Obligations thereunder shall be limited as provided therein.

               (b) Paragraph 2.03 is amended to read in its entirety as follows:

                      2.03. Delivery and Maintenance of Cash Collateral. Lessee
               shall deliver and maintain Cash Collateral with Depositary Banks as required by Subparagraph 3.02(l) of the applicable Purchase Agreement, as a condition to Lessee's exercise of the Marketing Option following acceleration of the Expiration Date under a Lease Agreement based upon a Non-Marketing Option Event of Default thereunder, or at its election pursuant to clause (ii) of Subparagraph 2.11(a) of the Participation Agreement, subject in both cases to the following terms and conditions:

                             (a) Selection of Depositary Banks. Lessee shall
                      deliver all Cash Collateral to and maintain all Cash Collateral with Agent as the Depositary Bank, except that, at the request of any Participant, Lessee shall deliver to and maintain with such Participant a portion of all Cash Collateral in a principal amount which does not exceed such Participant's Proportionate Share of all Cash Collateral; provided, however, that, if any such Participant fails to satisfy the requirements of a Depositary


                                       2-4

                      Bank under Paragraph 2.02 or otherwise fails to comply with its obligations hereunder, such Participant's Proportionate Share of the Cash Collateral shall be delivered to and maintained with Agent.

                             (b) Notice to Lessor. Lessee shall deliver to
                      Lessor, at least five (5) Business Days prior to Lessee's delivery of any Cash Collateral, a written notice of its intention to deliver such Cash Collateral, in a form reasonably acceptable to Lessor, setting forth, among other things, (i) the total amount of such Cash Collateral to be delivered, (ii) the Depositary Banks to which such Cash Collateral is to be delivered and the amount to be delivered to each, (iii) the proposed date of delivery, which shall be a Scheduled Rent Payment Date unless such Cash Collateral is being delivered pursuant to Subparagraph 3.02(l) of a Purchase Agreement, (iv) the form in which such Cash Collateral is to be delivered, and
                      (v) the Facility to be secured by such Cash Collateral. Each such notice shall be delivered as required by Subparagraph 2.02(c) and Paragraph 7.01 of the Participation Agreement; provided, however, that Lessee shall promptly deliver to Lessor the original of any such notice initially delivered by facsimile.

                             (c) Notice of Security Interest. No Depositary Bank
                      may maintain Cash Collateral unless, at or prior to the time such Depositary Bank receives Cash Collateral:

                                    (i) Lessee and Lessor have completed,
                             executed and delivered to such Depositary Bank a Notice of Security Interest which specifically identifies each Securities Account and Deposit Account to be maintained by such Depositary Bank and the Facility to be secured thereby; and

                                    (ii) Such Depositary Bank has executed the
                             Acknowledgement and Agreement at the end of such Notice of Security Interest and returned the same to Lessor.

                             (d) Control of Accounts. Lessee may not withdraw
                      any Cash Collateral from the Depositary Banks holding the same except as provided in Paragraph 2.04. If no Default has occurred and is continuing, Lessee may direct each Depositary Bank maintaining Cash Collateral to hold such Cash Collateral in the form of United States Treasury Securities or time deposit accounts of such Depositary Bank and may elect the term of each such investment; provided, however, that no term of any United States Treasury Security or time deposit account may exceed twelve (12) months. If a Default has occurred and is continuing, (i) all new Cash Collateral delivered to any Depositary Bank shall be maintained in time deposit accounts with terms not exceeding


                                       2-4
                      one (1) week and (ii) any existing Cash Collateral shall, at the end of the current terms of all investments thereof, be maintained in time deposit accounts with terms not exceeding one (1) week. If Lessee fails to provide instructions to any Depositary Bank hereunder for any Cash Collateral, such Cash Collateral shall, at the end of the current terms of all investments thereof, be maintained in time deposit accounts with terms not exceeding one (1) week.

                             (e) Segregation of Cash Collateral. Each Depositary
                      Bank shall maintain separate Securities Accounts and Deposit Accounts for each Facility and otherwise shall maintain the Cash Collateral securing the Lessee Obligations under Facility 1 separate and apart from the Cash Collateral securing the Lessee Obligations under Facility 2.

               (c) Exhibit B is amended to read in its entirety as set forth in Attachment 1 hereto.

        3. EFFECTIVE DATE. The amendments effected by paragraph 2 above shall become effective on the Effective Date, as defined in the Second Amendment to the Participation Agreement.

        4. EFFECT OF THIS AMENDMENT. On and after the Effective Date, each reference in the Participation Agreement and the other Operative Documents to the Cash Collateral Agreement shall mean the Cash Collateral Agreement as amended hereby. Except as specifically amended above, (a) the Cash Collateral Agreement and the other Operative Documents shall remain in full force and effect and are hereby ratified and affirmed and (b) the execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of Lessor, the Participants or Agent, nor constitute a waiver of any provision of the Cash Collateral Agreement or any other Operative Document.

        5. MISCELLANEOUS.

               (a) Counterparts. This Amendment may be executed in any number of identical counterparts, any set of which signed by all the parties hereto shall be deemed to constitute a complete, executed original for all purposes.

               (b) Headings. Headings in this Amendment are for convenience of reference only and are not part of the substance hereof.

               (c) Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of California without reference to conflicts of law rules.



                          [The signature page follows.]

                                       2-5

        IN WITNESS WHEREOF, Lessee, Lessor and Agent have caused this Amendment to be executed as of the day and year first above written.

LESSEE:                             NOVELLUS SYSTEMS, INC.


                                            By:___________________________
                                               Name:______________________
                                               Title:_____________________


LESSOR:                             LEASE PLAN NORTH AMERICA, INC.


                                            By:___________________________
                                               Name:______________________
                                               Title:_____________________


AGENT:                              ABN AMRO BANK N.V.


                                            By:___________________________
                                               Name:______________________
                                               Title:_____________________


                                            By:___________________________
                                               Name:______________________
                                               Title:_____________________


                                       2-6

                                  ATTACHMENT 1

                                    EXHIBIT B

                           NOTICE OF SECURITY INTEREST

                                     [Date]

                               [-----------, ----]



[Name of Depositary Bank]
[Address of Depositary Bank]

-----------------------------

-----------------------------

        1.     Reference is made to:

               (a) The Participation Agreement, dated as of June 9, 1997 (the "Participation Agreement"), among Novellus Systems, Inc. ("Lessee"), Lease Plan North America, Inc. ("Lessor"), the financial institutions listed in Schedule I to the Participation Agreement (the "Participants") and ABN AMRO Bank N.V., as agent for the Participants (in such capacity, "Agent"); and

               (b) The Cash Collateral Agreement dated as of June 9, 1997 (the "Cash Collateral Agreement") among Lessee, Lessor, Agent and the financial institutions which have become parties thereto.

Unless otherwise defined herein, all capitalized terms used in this Supplement have the respective meanings given to those terms in the Participation Agreement.

        2. Lessee has informed Lessor that Lessee has established with the addressee of this Notice (the "Depositary Bank") the following account(s) [describe each account separately by type (i.e., securities account, deposit account, certificate of deposit, etc.), account office and account number] as security for the Lessee Obligations under the Facility indicated:

                  Account        Account                              Facility
                    Type         Office      Account Number           Secured
        1.     __________    ______________ _____________________     ________
        2.     __________    ______________ _____________________     ________
        3.     __________    ______________ _____________________     ________
        4.     __________    ______________ _____________________     ________

                                     2(1)-1

Lessee has further informed Lessor that Lessee intends to maintain Cash Collateral in the aggregate principal amount of [$_____________ in such Cash Collateral Account][$_____________ in Cash Collateral Account 1 above; $_____________ in Cash Collateral Account 2 above; $_____________ in Cash Collateral Account 3 above; and $_____________ in Cash Collateral Account 4 above].

        3. Lessee and Lessor hereby notify Depositary Bank that, pursuant to the Cash Collateral Agreement, Lessee has granted to Lessor (for the ratable benefit of the Lessor Parties) as security for the Lessee Obligations under the Facility indicated for each account above, a security interest in all Cash Collateral held or maintained by Depositary Bank, including the securities accounts, deposit accounts and/or certificates of deposit described in paragraph 2 above.

        4. In furtherance of such grant, Lessee and Lessor hereby authorize and direct Depositary Bank to:

               (a) Comply with all notifications communicated to it by Lessor directing it to transfer or redeem any or all Cash Collateral held or maintained by it without further consent from Lessee;

               (b) Upon receipt of notice from Lessor that an Event of Default has occurred, to transfer and deliver to Lessor or its nominee, together with all necessary endorsements, all or such portion of the Cash Collateral as Lessor shall direct;

               (c) Hold all Cash Collateral and other Cash Collateral received by it for Lessor and as Lessor's bailee and make a notation in its books and records of Lessor's interest in the Cash Collateral held by such Depositary Bank; and

               (d) Prior to its receipt of any Cash Collateral to be held or maintained by it, to take, and cause Lessee to take, all steps necessary to perfect Lessor's security interest in such Cash Collateral, including any such steps that may be required under any applicable laws of the jurisdiction in which the office at which such Depositary Bank will hold or maintain such Cash Collateral is located.

        5. Lessee and Lessor agree that (a) the possession by Depositary Bank of all money, instruments, chattel paper and other property constituting Cash Collateral shall be deemed to be possession by Lessor or a person designated by Lessor, for purposes of perfecting the security interest granted to Lessor under the Cash Collateral Agreement, and (b) notifications to Depositary Bank by other Persons holding any such property, and acknowledgements, receipts or confirmations from such Persons delivered to Depositary Bank, shall be deemed notifications to, or acknowledgements, receipts or confirmations from, financial intermediaries, bailees or agents (as applicable) of the Depositary Bank for the benefit of Lessor for the purposes of perfecting such security interests under applicable law.

        6. Please acknowledge Depositary Bank's receipt of this notice, acknowledge that Depositary Bank will hold the Cash Collateral for Lessor, confirm that Depositary Bank will

                                     2(1)-2
comply with the other authorizations and directions set forth herein and confirm the representations and warranties set forth in the Cash Collateral Agreement by executing the attached copy of this letter in the space provided and returning it to Lessor. The authorizations and directions set forth herein may not be revoked or modified without the written consent of Lessor.



                         NOVELLUS SYSTEMS, INC.


                         By: _____________________________
                             Name: _______________________
                             Title: ________________________



                         LEASE PLAN NORTH AMERICA, INC.


                         By: _____________________________
                             Name: _______________________
                             Title: ________________________

                                     2(1)-3

                          ACKNOWLEDGEMENT AND AGREEMENT
                               OF DEPOSITARY BANK


        Depositary Bank hereby acknowledges receipt of the above notice, acknowledges that it will hold the Cash Collateral for Lessor, agrees to comply with the authorizations and directions set forth above and represents to Lessee, Lessor, the Participants and Agent as follows:

               (a) Each of the representations and warranties set forth in the Supplement to Cash Collateral Agreement previously delivered by Depositary Bank to Lessee and Lessor are true and correct on the date hereof.

               (b) The information set forth above regarding the Cash Collateral Account(s) is accurate. Such Cash Collateral Account(s) is (are) currently open and Depositary Bank has no prior notice of any other security interest, Lien or interest in such Cash Collateral Account(s).

               (c) All steps necessary to perfect the security interest of Lessor in such Cash Collateral Account(s) (including any such steps that may be required under any applicable laws of the jurisdiction in which the office at which Depositary Bank will hold or maintain such Cash Collateral is located) have been taken.


                          [--------------------------]


                          By: ________________________
                              Name: __________________
                              Title: ___________________

                          [Date]
                                     2(1)-4